Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Registrant Name	ORBOTECH LTD
Entity Central Index Key	0000749037
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Current Reporting Status	Yes
Entity Well-known Seasoned Issuer	No
Entity Common Stock, Shares Outstanding	43,312,049
Entity Voluntary Filers	No

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 151,237	$ 179,503
Short-term bank deposits	145,292	2,780
Accounts receivable:
Trade	196,232	153,518
Other	26,163	29,919
Deferred income taxes	6,580	5,913
Inventories	105,109	112,812
Assets of discontinued operations		12,351
Total current assets	630,613	496,796
INVESTMENTS AND OTHER NON-CURRENT ASSETS:
Marketable securities		2,549
Funds in respect of employee rights upon retirement	11,846	13,017
Deferred income taxes	8,999	12,679
Other long-term investments and receivables	2,426	29
TOTAL INVESTMENTS AND OTHER NON-CURRENT ASSETS	23,271	28,274
PROPERTY, PLANT AND EQUIPMENT, net	26,664	24,842
GOODWILL	12,444	12,034
OTHER INTANGIBLE ASSETS, net	54,491	66,395
Total assets	747,483	628,341
Liabilities and equity
Current maturities of long-term bank loan	32,000	32,000
Accounts payable and accruals:
Trade	32,357	26,535
Other	57,590	55,290
Deferred income	25,910	24,421
Liabilities of discontinued operations		2,172
Total current liabilities	147,857	140,418
LONG-TERM LIABILITIES:
Long-term bank loan	64,000	96,000
Liability for employee rights upon retirement	26,797	27,501
Deferred income taxes	1,759	2,188
Other tax liabilities	16,938	12,679
Total long-term liabilities	109,494	138,368
COMMITMENTS AND CONTINGENT LIABILITIES (see note 8)
Total liabilities	257,351	278,786
EQUITY:
Ordinary shares of NIS 0.14 par value per share ("Ordinary Shares") Authorized at December 31, 2011 and 2010: 80,000,000 Ordinary Shares Issued at December 31, 2011 and 2010: 45,305,342 and 37,083,584 Ordinary Shares, respectively Outstanding at December 31, 2011 and 2010: 43,312,049 and 35,095,291 Ordinary Shares, respectively	2,092	1,758
Additional paid-in capital	270,966	174,940
Retained earnings	274,148	226,809
Accumulated other comprehensive income (loss)	(1,460)	1,454
Less-treasury shares, at cost (December 31, 2011-1,993,293 Ordinary Shares; December 31, 2010-1,988,293 Ordinary Shares)	(57,192)	(57,192)
Total Orbotech Ltd. shareholders' equity	488,554	347,769
Non-controlling interest	1,578	1,786
Total equity	490,132	349,555
Total liabilities and equity	$ 747,483	$ 628,341

Consolidated Balance Sheets (Parenthetical) (ILS)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Ordinary shares, par value	0.14	0.14
Ordinary stock, shares authorized	80,000,000	80,000,000
Ordinary stock, shares issued	45,305,342	37,083,584
Ordinary stock, shares outstanding	43,312,049	35,095,291
Treasury stock, shares	1,993,293	1,988,293

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
REVENUES:
Sale of products	$ 423,968	$ 409,532	$ 251,831
Services rendered	141,345	119,823	107,499
TOTAL REVENUES	565,313	529,355	359,330
COST OF REVENUES:
Cost of products sold	234,012	224,640	146,453
Cost of services rendered	95,430	88,261	73,749
Write-down of inventories	6,743
TOTAL COST OF REVENUES	336,185	312,901	220,202
GROSS PROFIT	229,128	216,454	139,128
RESEARCH AND DEVELOPMENT COSTS:
Expenses incurred	86,165	81,191	66,318
Less-government participations	1,985	2,864	2,212
NET RESEARCH AND DEVELOPMENT COSTS	84,180	78,327	64,106
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	72,583	66,264	63,598
AMORTIZATION OF INTANGIBLE ASSETS	12,304	14,176	19,848
ADJUSTMENT OF GOODWILL IMPAIRMENT			(3,300)
OPERATING INCOME (LOSS)	60,061	57,687	(5,124)
FINANCIAL EXPENSES-net	6,551	7,284	11,090
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES ON INCOME	53,510	50,403	(16,214)
INCOME TAX EXPENSE (BENEFIT)	7,677	7,397	(372)
SHARE IN LOSSES OF ASSOCIATED COMPANY	179
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	45,654	43,006	(15,842)
LOSS (GAIN) FROM DISCONTINUED OPERATIONS, NET OF TAX	(1,363)	8,717	3,914
NET INCOME (LOSS)	47,017	34,289	(19,756)
NET INCOME (LOSS) ATTRIBUTABLE TO THE NON-CONTROLLING INTEREST	(322)	144	168
NET INCOME (LOSS) ATTRIBUTABLE TO ORBOTECH LTD.	47,339	34,145	(19,924)
AMOUNTS ATTRIBUTABLE TO ORBOTECH LTD.:
INCOME (LOSS) FROM CONTINUING OPERATIONS	45,976	42,862	(16,010)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	1,363	(8,717)	(3,914)
NET INCOME (LOSS) ATTRIBUTABLE TO ORBOTECH LTD.	$ 47,339	$ 34,145	$ (19,924)
INCOME (LOSS) FROM CONTINUING OPERATIONS:
Basic	$ 1.15	$ 1.23	$ (0.46)
Diluted	$ 1.13	$ 1.2	$ (0.46)
NET INCOME (LOSS) ATTRIBUTABLE TO ORBOTECH LTD:
Basic	$ 1.19	$ 0.98	$ (0.58)
Diluted	$ 1.16	$ 0.95	$ (0.58)
WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTATION OF EARNING (LOSS) PER SHARE-IN THOUSANDS:
Basic	39,909	34,911	34,501
Diluted	40,816	35,778	34,501

Consolidated Statements Of Changes In Shareholders' Equity (USD $) In Thousands	Share Capital [Member]	Additional Paid-In Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Shares [Member]		Non-Controlling Interest [Member]	Total
Beginning balance at Dec. 31, 2008	$ 1,727	$ 161,914	$ 211,142	$ (6,123)	$ (57,192)		$ 1,562	$ 313,030
Beginning balance, shares at Dec. 31, 2008	36,091
Net income (loss)			(19,924)				168	(19,756)
Gain (loss) in respect of derivative instruments designated for cash flow hedge, net of taxes				8,456				8,456
Currency translation adjustments				(238)				(238)
Net change in respect of securities available for sale				3,168				3,168
Cumulative adjustment for securities available for sale			1,446	(1,446)
Total comprehensive income (loss)								(8,370)
Employee equity awards	19	1,389				[1]		1,408
Employee equity awards, shares	655
Compensation relating to equity awards granted to employees and others-net		6,445						6,445
Ending balance at Dec. 31, 2009	1,746	169,748	192,664	3,817	(57,192)		1,730	312,513
Ending balance, shares at Dec. 31, 2009	36,746
Net income (loss)			34,145				144	34,289
Gain (loss) in respect of derivative instruments designated for cash flow hedge, net of taxes				(2,076)				(2,076)
Currency translation adjustments				(861)				(861)
Net change in respect of securities available for sale				574				574
Total comprehensive income (loss)								31,926
Employee equity awards	12	890				[1]		902
Employee equity awards, shares	338
Compensation relating to equity awards granted to employees and others-net		4,623					102	4,725
Acquisition of non-controlling interest		(321)					(190)	(511)
Ending balance at Dec. 31, 2010	1,758	174,940	226,809	1,454	(57,192)		1,786	349,555
Ending balance, shares at Dec. 31, 2010	37,084
Net income (loss)			47,339				(322)	47,017
Gain (loss) in respect of derivative instruments designated for cash flow hedge, net of taxes				(1,181)				(1,181)
Currency translation adjustments				(1,733)				(1,733)
Total comprehensive income (loss)								44,103
Issuance of shares, net	315	90,368						90,683
Issuance of shares, shares	7,705
Employee equity awards	19	2,044				[1]		2,063
Employee equity awards, shares	516
Compensation relating to equity awards granted to employees and others-net		3,614					114	3,728
Ending balance at Dec. 31, 2011	$ 2,092	$ 270,966	$ 274,148	$ (1,460)	$ (57,192)		$ 1,578	$ 490,132
Ending balance, shares at Dec. 31, 2011	45,305

[1]	Represents an amount of less than $1,000

Consolidated Statements Of Changes In Shareholders' Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Consolidated Statements Of Changes In Shareholders' Equity [Abstract]
Share issuance expenses	$ 5,629

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ 47,017	$ 34,289	$ (19,756)
Adjustments to reconcile net income (loss) to net cash provided (used in) operating activities:
Loss (income) from discontinued operations	(1,363)	8,717	3,914
Depreciation and amortization	19,958	23,665	29,977
Compensation relating to equity awards granted to employees and others-net	3,728	4,725	6,445
Increase (decrease) in liability for employee rights upon retirement	(704)	2,589	(2,633)
Deferred income taxes	2,584	(3,866)	(531)
Provision for restructuring expenses and non-cash expenses in respect of restructuring			(3,169)
Loss from sale and write down of marketable securities	395	1,252	2,866
Adjustment of impairment of goodwill			(3,300)
Other, including capital loss (gain)	1,224	(1,147)	38
Decrease (increase) in accounts receivable:
Trade	(42,714)	(5,755)	30,882
Other	2,698	(4,673)	7,850
Increase (decrease) in accounts payable and accruals:
Trade	5,822	1,434	(9,852)
Deferred income	1,489	7,085	(5,137)
Other	4,616	8,785	(6,828)
Decrease (increase) in inventories	6,870	(19,018)	23,377
Net cash provided by operating activities-continuing operations	51,620	58,082	54,143
Net cash used in operating activities-discontinued operations	(787)	(8,972)	(1,134)
Net cash provided by operating activities	50,833	49,110	53,009
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(7,554)	(6,752)	(3,670)
Earn out income			3,300
Placement of bank deposits	(142,325)	(2,780)
Sale of available for sale marketable securities	1,967	6,742	9,894
Other investments	(2,810)
Proceeds from disposal of property, plant and equipment	35	20
Decrease (increase) in funds in respect of employee rights upon retirement	331	(617)	1,236
Net cash provided by (used in) investing activities-continuing operations	(150,356)	(3,387)	10,760
Net cash provided by (used in) investing activities-discontinued operations	9,155	(268)	(229)
Net cash provided by (used in) investing activities	(141,201)	(3,655)	10,531
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of long-term bank loan	(32,000)	(32,000)
Repayment of long-term liability			(2,667)
Issuance of shares, net	90,683
Employee stock options exercised	2,063	902	1,408
Acquisition of non-controlling interest		(511)
Net cash provided by (used in) financing activities-continuing operations	60,746	(31,609)	(1,259)
Net cash provided by (used in) financing activities	60,746	(31,609)	(1,259)
CURRENCY TRANSLATION ADJUSTMENTS ON CASH AND CASH EQUIVALENTS		(220)	(175)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(29,622)	13,626	62,106
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	180,859	167,233	105,127
CASH AND CASH EQUIVALENTS AT END OF YEAR	151,237	180,859	167,233
LESS-CASH AND CASH EQUIVALENTS OF DISCONTINUED OPERATIONS AT END OF YEAR		1,356	3,214
CASH AND CASH EQUIVALENTS OF CONTINUING OPERATIONS AT END OF YEAR	151,237	179,503	164,019
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid	5,239	6,354	4,416
Income taxes paid	3,637	4,791	2,371
Income taxes refunded	2,437	2,417	3,182
Purchase of property, plant and equipment on credit	$ 1,300

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES:

a.	General:

(i)	Nature of operations

Orbotech Ltd. (the "Company" or "Orbotech") is an Israeli corporation, which, together with its subsidiaries and one joint venture, is principally engaged in the design, development, manufacture, marketing and service of yield-enhancing and production solutions for the electronics industry. The Company's products include automated optical inspection ("AOI"), automated optical repair ("AOR"), imaging and production systems used in the manufacture of printed circuit boards ("PCB"s) and other electronic components and AOI, test and repair systems used in the manufacture of flat panel displays ("FPD"s). The Company also markets computer-aided manufacturing ("CAM") and engineering solutions for PCB production.

In addition, through Orbograph Ltd. ("Orbograph"), the Company develops and markets character recognition solutions to banks, financial and other payment processing institutions; and, through Orbotech LT Solar, LLC ("OLTS"), is engaged in the research, development and marketing of products for the deposition of anti-reflective coating on crystalline silicon photovoltaic wafers for solar energy panels.

The Company is continuing to develop technologies for use in other applications both within and outside the electronics industry. The Company derives a significant portion of its revenues from the service and support of its substantial installed base of products.

For information as to the Company's reportable segments, principal geographical markets and major customers, see note 13.

(ii)	Accounting principles

The consolidated financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") in the United States of America, except for the use of the proportionate method of consolidation for its joint venture, as discussed in b. below.

(iii)	Functional currency

The currency of the primary economic environment in which the operations of the Company and virtually all of its subsidiaries and joint venture are conducted is the United States dollar (the "Dollar").

Virtually all product revenues of the Company and its subsidiaries and joint venture are derived outside Israel in non-Israeli currencies, mainly the Dollar. Most purchases of materials and components are made in Dollars or in Israeli currency under contracts linked to the Dollar. Thus, the functional currency of the Company and virtually all of its subsidiaries and joint venture is the Dollar.

Monetary accounts maintained in currencies other than the Dollar are re-measured using the representative foreign exchange rate at the balance sheet date. Operational accounts and non-monetary balance sheet accounts are measured and recorded at the rate in effect at the date of the transaction. The effects of foreign currency re-measurement are recorded in financial expenses—net, as appropriate.

(iv)	Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates. As applicable to these financial statements, the most significant estimates and assumptions relate to revenue recognition, inventories, goodwill, intangible assets, property, plant and equipment, deferred tax assets, provision for uncertain tax position, provision for doubtful accounts and employee compensation in connection with equity awards.

b.	Principles of consolidation

These financial statements include the accounts of the Company and its subsidiaries.

In addition, the Company accounts for the 50%-owned joint venture, Frontline P.C.B. Solutions Limited Partnership ("Frontline"), using the proportionate method of consolidation as is required under Israeli GAAP. U.S. GAAP requires that such joint venture be accounted for using the equity method of accounting, which is distinct from the proportionate method of consolidation. The United States Securities and Exchange Commission (the "SEC") has advised the Company that it will not object to the Company's use of the proportionate method of consolidation, provided that the joint venture is an operating entity, the significant financial and operating policies of which are, by contractual arrangement, jointly controlled by all parties having an equity interest in the entity, and provided further that summarized financial data relating to the joint venture are provided. These data are presented in note 2a.

These subsidiaries and joint venture are collectively referred to in these financial statements as 'subsidiaries'.

Intercompany balances and transactions have been eliminated in consolidation. Profits from intercompany sales not yet realized outside of the Company and its subsidiaries have also been eliminated.

Orbotech's holding in OLTS, is currently approximately 73.4% on a fully diluted basis and is expected to increase up to approximately 76.1%, upon the non-controlling parties exercising their yearly put options in 2012.

A portion of OLTS's equity interest is held by the two developers of certain of OLTS's technology. The Company has granted each of these two developers a put option to sell a portion of his holdings in OLTS to the Company. There is a limit on the number of equity interest units that these two developers may require the Company to purchase, upon exercise of this put option, during any twelve month period. These put options will expire on December 31, 2014. The purchase price to be paid by the Company upon the exercise of each put option will be based initially on the Company's valuation of OLTS used in the framework of equity investments in OLTS prior to exercise of the put option. Upon the achievement of a certain financial milestone by OLTS, the purchase price shall be equal to the fair market value of the equity interest being sold, as determined by an external appraiser. During 2011, these put options were exercised by the two developers and the Company purchased a portion of their equity interests in OLTS for approximately $0.7 million in cash, recorded as research and development expenses. In addition to the put options referred to above, each of the two developers was granted an additional put option to sell his holdings in OLTS to, at the Company's election, the Company and/or OLTS. These additional put options shall become exercisable starting in 2015, subject to their continued employment and the achievement of a certain financial milestone by OLTS in the fiscal year immediately preceding the year in which the put option is exercised. The purchase price to be paid by the Company upon the exercise of this put option shall be equal to the fair market value of the equity interest being sold, as determined by an external appraiser. There is a limit on the number of equity interest units that the two developers may require the Company to purchase, upon exercise of these put options, each year. Both put options shall expire upon the earlier of an initial public offering, merger and acquisition transaction or a third party investment in OLTS that results in such third party holding at least 5% of OLTS's equity interest.

c.	Cash and cash equivalents

The Company considers all highly liquid investments including cash and short-term bank deposits that are not restricted as to withdrawal or use and the period to maturity of which does not exceed three months at the time of investment, to be cash equivalents.

d.	Short term bank deposits

Bank deposits with maturities of more than three months but less than one year are included in short-term deposits. Such short-term deposits are in Dollars and bear interest at an average annual rate of 1.44%.

e.	Concentration of credit risks and allowance for doubtful accounts

As of December 31, 2011 and 2010, most of the Company's cash and cash equivalents were deposited with major Israeli, European, United States and Far Eastern banks. The Company is of the opinion that the credit risk in respect of these balances is not material.

The Company performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts. In respect of sales to customers in certain economies, the Company may require letters of credit from banks.

The allowance for doubtful accounts is determined for specific debts doubtful of collection.

The Company routinely receives letters of credit or promissory notes in connection with the sale of products in the Far East and Japan. From time to time, the Company sells some of these letters of credit and promissory notes to third parties at a discount in return for cash. The resulting costs related to the letters of credit and promissory notes are charged to 'financial expenses—net', as incurred. During the years ended December 31, 2011, 2010 and 2009, the Company sold face amounts of $79.0 million, $52.0 million and $65.0 million, respectively, of these letters of credit and promissory notes.

f.	Inventories

Inventories are valued at the lower of cost or market. Cost is determined as follows: components, products in process and finished products—on the weighted average basis; and labor and overhead—on the basis of manufacturing costs.

Inventories are written-down for estimated excess and obsolescence, based on assumptions about future demand and market conditions.

g.	Marketable securities

Securities classified as available-for-sale are reported at fair value with unrealized gains and losses, net of related tax, recorded as a separate component of other comprehensive income in equity until realized. When securities are not exchangeable in an active market, fair value is determined using a valuation model. Unrealized losses that are considered to be other-than-temporary are charged to statement of operations as an impairment charge and are included in the consolidated statement of operations under financial expenses. Realized gains and losses on sales of the securities, as well as premium or discount amortization, are included in the consolidated statement of operations as financial income or expenses.

Effective January 1, 2009, the Company adopted an amendment to ASC 320, relating to a decline in the value of debt securities. Under the amended impairment model, an other-than-temporary impairment loss is deemed to exist and is recognized in earnings if the Company intends to sell or if it is more likely than not to be required to sell, a debt security, before recovery of its amortized cost basis. This adoption resulted in an increase of approximately $1.4 million in the Company's retained earnings and a corresponding decrease in accumulated other comprehensive income. During 2009, the Company also recorded $2.7 million as credit losses, mainly prior to the adoption of the above amended accounting guidance.

h.	Fair value measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the 'exit price') in an arms' length transaction between willing market participants at the measurement date. In determining fair value, the Company employs various valuation approaches, including market, income and/or cost approaches. The applicable financial accounting rules establish a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's estimation of the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is divided into three levels based on the reliability of inputs. See note 11c.

i.	Investment in associated companies

Investments in shares of an entity over which the Company has significant influence but owns less than a controlling voting interest (an "Associated Company"), are accounted for using the equity method. Significant influence is presumed to exist when the Company holds between 20%-50% of an Associated Company's voting instruments.

j.	Property, plant and equipment

These assets are stated at cost and are depreciated by the straight-line method over their estimated useful lives.

Annual rates of depreciation are as follows:

%
Machinery and equipment	10-20
(mainly 20)
Leasehold improvements	Over the term of the lease (mainly 10)
Building	3
Office furniture and equipment	6-15
computer equipment	20-33
Vehicles	15; 20

k.	Goodwill

Goodwill is not amortized, but rather tested for impairment annually or whenever events or circumstances present an indication of impairment by assessing the fair value of the Company's various reporting units.

Determining the fair value of a reporting unit requires the exercise of judgment on the part of management and involves the use of estimates and assumptions, including with respect to: (i) future revenues and operating margins used in order to calculate projected future cash flows; (ii) discount rates reflecting the relevant risks associated with companies comparable to the applicable reporting unit; (iii) competitive and economic environments; and (iv) appropriate industry comparables. There are a number of generally accepted methods used for valuing a business. These methods may be used alone or in combination with one another. The 'income method' uses forecasted cash flows as a basis to value the business. An aggregate present value is calculated for future cash flows using a separately computed discount rate. The 'market-based' method identifies business entities with publicly traded securities whose business and financial risks are comparable to those of the business being valued. The pricing multiple of the companies selected are used to derive the market value of the business under analysis.

The Company performs its annual impairment test of goodwill as of September 30 of each year. On September 30, 2011, 2010 and 2009 the Company determined the fair value of each of its reporting units, on each occasion using a combination of the market-based and income methods. The combination of these methods was determined by the Company to provide the most reliable indicators of value in circumstances where the value of the reporting unit is dependent more upon the ability to generate earnings than on the value of the assets used in the production process, as is the case with Orbotech. In applying these approaches at each of these times, the Company relied primarily upon application of the income method in order to value its reporting units and utilized the market-based method mainly as a comparative analysis to assess the reasonableness of the results yielded by the income method. Both approaches yielded similar results on each occasion.

Goodwill impairment testing is a two-step process. The first step involves comparing the fair value of a company's reporting units to their carrying amount. If the fair value of the reporting unit is determined to be greater than its carrying amount, there is no impairment. If the reporting unit's carrying amount is determined to be greater than the fair value, the second step must be completed to measure the amount of impairment, if any. Step two calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit from the fair value of the reporting unit as determined in step one. The implied fair value of the goodwill in this step is compared to the carrying value of goodwill. If the implied fair value of the goodwill is less than the carrying value of the goodwill, an impairment loss equivalent to the difference is recorded.

No impairment from continuing operations resulted from the annual goodwill impairment test conducted in September 2011, 2010 or 2009.

l.	Other intangible assets

Acquired intangible assets are presented at cost, net of accumulated amortization and impairments. These intangible assets consist primarily of intellectual property and customers relations and are being amortized over periods of up to twelve years, mostly seven.

m.	Impairment of long-lived assets

Long-lived assets, including definite life intangible assets, held and used by an entity are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets (or asset group) may not be recoverable. In the event that the sum of the expected future cash flows (undiscounted and without interest charges) of the long-lived assets (or asset group) is less than the carrying amount of such assets, an impairment charge would be recognized, and the assets (or asset group) would be written down to their estimated fair values.

n.	Recognition of revenue

The Company recognizes revenue from the sale of non-software products to end users upon delivery, provided that appropriate documentation of the arrangement, such as a signed contract, purchase order or letter of agreement, has been received by the Company, the fee or sale price is fixed or determinable and collectability is reasonably assured. The Company does not, in the normal course of business, provide a right of return to its customers. Installation and training are not essential to the product capabilities as they do not require specialized skills and can be performed by other vendors.

The Company's revenue arrangements contain multiple elements, as it grants its customers a warranty on products sold, which includes the provision of post-sale service and maintenance, usually for a period of six to twelve months. Upon meeting the revenue recognition criteria of the product, the Company records a portion of the sale price that relates to the fair value of the services and maintenance expected to be performed during the aforementioned period as deferred income, and recognizes it as service revenue ratably over such period. The cost to the Company of warranting that the product will perform according to certain specifications and that the Company will repair or replace the product if it ceases to work properly, is insignificant and is treated according to accounting guidance for contingencies. In addition, the Company defers the fair value of the installation and recognizes it upon installation.

On January 1, 2011, the Company adopted the Financial Accounting Standards Board (the "FASB") Update No. 2009-14: Certain Revenue Arrangements That Include Software Elements, which amended the accounting standards for multiple deliverable revenue arrangements on a prospective basis for applicable transactions originating or materially modified after January 1, 2011.

The new standard changed the requirements for establishing separate units of accounting in a multiple element arrangement and requires the allocation of arrangement consideration to each deliverable to be based on the relative selling price. Implementation of this new guidance had an insignificant impact on reported net revenue compared to net revenue under previous guidance, as the new guidance did not change the units of accounting within sales arrangements and the elimination of the residual method for the allocation of arrangement consideration had an inconsequential impact on the amount and timing of reported net sales.

When a sales arrangement contains multiple elements, such as product installation and warranty, the Company allocates revenue to each element based on a selling price hierarchy. The selling price for a deliverable is based on its vendor specific objective evidence ("VSOE"), if available, and otherwise is based on the estimated selling price ("ESP"). The Company generally utilizes the ESP due to the nature of its products.

The determination of ESP involves consideration of several factors based on the specific facts and circumstances of the arrangement. Specifically, the Company considers the cost to produce the deliverable, the anticipated margin on that deliverable, the selling price and profit margin for similar parts in different geographical regions, its ongoing pricing strategy and policies and other economic conditions and trends.

In the case of delivery of newly developed products, revenue is deferred until acceptance is received.

Service revenue in respect of the Company's products is recognized ratably over the contractual service period or in a fee for services arrangement, as services are performed.

The Company recognizes revenue from the sale of software to end users upon delivery, provided that appropriate documentation of the arrangement, such as a signed contract, purchase order or letter of agreement, has been received by the Company, the fee or sale price is fixed or determinable, and collectability is probable. When software is made available to customers electronically, it is deemed to have been delivered when the Company has provided the customer with the access codes necessary to enable immediate possession of the software. If collectability is not considered probable, revenue is recognized when the fee or sale price is collected. Maintenance revenues are comprised of revenue from support arrangements which include technical support and the right to unspecified upgrades on an if-and-when-available basis. Revenues from these services are deferred and recognized on a straight-line basis over the life of the related agreement, which is typically one year.

The Company recognizes revenues net of value added tax.

o.	Research and development

Research and development expenses, which consist mainly of labor costs, materials and subcontractors, are expensed as incurred. Pre-payments for goods or services that will be used or rendered for future research and development activities are deferred and amortized over the period that the goods are delivered or the related services are performed, subject to an assessment of recoverability. Government funding for development of approved projects is recognized as a reduction of expenses as the related cost is incurred. The Company is not required to pay royalties on sales of products developed using government funding.

p.	Shipping and handling costs

Shipping and handling costs are classified as a component of cost of sales.

q.	Income taxes

(i)	Deferred income taxes

Deferred income taxes are determined utilizing the asset and liability method based on the estimated future tax effects of temporary differences between the financial accounting and tax bases of assets and liabilities and on the tax rates anticipated to be in effect when the deferred taxes are expected to be paid or realized. Valuation allowance is included in respect of deferred tax assets when it is considered more likely than not that such assets will not be realized.

The Company may incur additional tax liability in the event of intercompany dividend distributions by some of its subsidiaries. Such additional tax liability in respect of these non-Israeli subsidiaries has not been provided for in these financial statements as it is the Company's policy permanently to reinvest the subsidiaries' earnings and to consider distributing dividends only when this can be facilitated in connection with a specific tax or other opportunity that may arise.

Tax liabilities which would apply in the event of disposal of investments in non-Israeli subsidiaries have not been taken into account in computing the deferred taxes, as it is the Company's intention to hold, and not to realize, these investments.

Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting or, if not related to an asset or liability for financial reporting, according to the expected reversal dates of the specific temporary differences.

(ii)	Uncertainty in income taxes

The Company follows a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate resolution. The Company's policy is to include interest and penalties related to unrecognized tax benefits within income tax expense. Such liabilities are classified as long-term, unless the liability is expected to be resolved within twelve months from the balance sheet date.

r.	Treasury shares

Treasury shares are presented as a reduction of shareholders' equity, at their cost to the Company.

s.	Derivative financial instruments

The Company enters into forward exchange contracts to hedge existing non-Dollar assets and liabilities as well as certain anticipated transactions which are probable and are expected to be denominated in non-Dollar currencies.

All derivative instruments are recognized on the balance sheet at their fair value. On the date that the Company enters into a derivative contract it designates the derivative, for accounting purposes, as either a hedging instrument or a non-hedging instrument.

For derivative financial instruments that are designated and qualify as a cash flow hedge, the effective portions of changes in fair value of the spot component are recorded in other comprehensive income, as 'gains (losses) in respect of derivative instruments designated for cash flow hedge, net of related taxes' and are recognized in the statement of operations when the hedged item affects earnings. Ineffective portions of changes in the fair value of cash flow hedges, if any, and hedge components such as time value, excluded from assessment of effectiveness testing, are recognized immediately in the statement of operations among 'financial expenses—net'. Changes in the fair value of other derivatives not designated as hedging instruments are recognized in the statement of operations among 'financial expenses—net'.

Cash flows from derivatives that qualify as a cash flow hedge are recognized in the statement of cash flows in the same category as that of the hedged item. Cash flows from other economic derivatives remain part of cash flows from operating activities.

t.	Stock-based compensation

Equity awards granted to employees and directors are accounted for using the grant date fair value method. The fair value of share-based payment transactions is recognized as an expense over the requisite service period, net of estimated forfeitures. The Company estimates forfeitures based on historical experience and anticipated future conditions.

The Company elected to recognize compensation cost for awards that have a graded vesting schedule using the accelerated multiple-option approach.

Certain equity awards are contingent upon meeting specified performance goals. The fair value of these awards is estimated on the date of grant using the same option valuation model used by the Company for non-performance equity awards. When the Company assumes that performance goals will not be achieved, no compensation cost has been recorded with respect thereto. Upon reaching the point in time when the Company believes that the performance goals will be achieved, the Company will record a 'catch-up' of share based compensation expenses for all vesting periods completed through that date.

Equity awards granted to non-employees (namely, employees of Frontline and consultants) are re-measured at each reporting period at fair value until they have vested in full. The fair value of equity awards is charged to statement of operations over the service period.

Liability awards are measured at fair value and are re-measured at each reporting period until settled. The fair value of liability awards is charged to statement of operations over the service period.

u.	Comprehensive income (loss)

In addition to net income (loss), comprehensive income includes: (i) gains or losses in respect of derivative instruments designated as cash flow hedges net of tax; (ii) unrealized gains and losses arising from securities classified as available-for-sale (including other-than-temporary impairment not attributed to credit loss); and (iii) foreign currency translation adjustments.

v.	Earnings (loss) per share

Basic earnings (loss) per share are computed based on the weighted average number of shares outstanding during each year (net of treasury shares). In computing diluted earnings (loss) per share, the potential dilutive effect of outstanding equity awards is taken into account using the treasury stock method. Diluted earnings per share for 2011 and 2010 do not reflect 'out-of-the-money' options to purchase respective aggregate amounts of 2,861,827 and 1,782,069 Ordinary Shares, due to their anti-dilutive effect. In 2009, outstanding equity awards were not taken into account due to their anti-dilutive effect.

w.	Impact of recently issued accounting pronouncements

In September 2011, the FASB amended the guidance for goodwill impairment testing. According to this amendment, an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. The Company has not yet adopted this amendment.

In June 2011, the FASB amended its guidance on the presentation of comprehensive income. The amendment eliminates the alternative of presenting items of other comprehensive income in the statement of changes in equity and requires an entity to present the components of net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements. Adoption of this guidance will be effective as of January 1, 2012.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 changes certain fair value measurement principles and clarifies the application of existing fair value measurement guidance. These amendments include, among other matters, (1) the application of the highest and best use and valuation premise concepts, (2) measuring the fair value of an instrument classified in a reporting entity's shareholders' equity and (3) disclosing quantitative information about the unobservable inputs used within the Level 3 hierarchy. The amendments are effective for interim and annual periods beginning after December 15, 2011 on a prospective basis. The Company does not expect ASU 2011-04 to have a material effect on its consolidated financial statements.

Proportionately Consolidated Company, Discontinued Operations And Business Combinations	12 Months Ended
Dec. 31, 2011
Proportionately Consolidated Company, Discontinued Operations And Business Combinations [Abstract]
Proportionately Consolidated Company, Discontinued Operations And Business Combinations

NOTE 2—PROPORTIONATELY CONSOLIDATED COMPANY, DISCONTINUED OPERATIONS AND BUSINESS COMBINATIONS:

a.	Proportionately consolidated company

The joint venture, Frontline, an Israeli limited partnership, is owned equally by the Company and Mentor Graphics Development Services (Israel) Ltd. and combines the former CAM operations of both companies.

The Company's wholly-owned subsidiaries market and provide customer support in respect of Frontline's products.

The Company's interest in Frontline is presented in the consolidated financial statements using the proportionate method of consolidation (see note 1b). As a result, the consolidated balance sheets as of December 31, 2011 and 2010, and the consolidated statements of operations and the consolidated cash flow statements for each of the three years in the period ended December 31, 2011, reflect the assets, liabilities, operating results and cash flow components of Frontline on the basis of the Company's percentage of holding.

The following Frontline data is reflected in the Company's consolidated financial statements on the basis of the Company's percentage of holding:

	December 31
	2011	2010
	$ in thousands
(i) Balance sheet data:
Assets:
Current assets	2,799	2,708
Property, plant and equipment—net	112	122
Funds in respect of employee rights upon Retirement	603	596

	3,514	3,426

Liabilities:
Current liabilities	553	783
Liability for employee rights upon retirement	935	935

	1,488	1,718

	Year ended December 31
	2011	2010	2009
	$ in thousands
(ii) Operating results data:
Revenues:
Sales of products	8,441	8,582	4,153
Services rendered	5,719	5,065	4,965
Cost of revenues:
Cost of products sold	(56)	(76)	(34)
Cost of services rendered	(1,983)	(1,771)	(1,496)
Research and development costs	(2,827)	(2,622)	(2,091)
Selling, general and administrative expenses	(2,095)	(2,002)	(1,649)
Financial income (expenses)—net	36	(17)	7

Net income before taxes on income	7,235	7,159	3,855

(iii) Cash flow data:

Net cash provided by operating activities	7,153	6,306	4,689

Net cash used in investing activities	(32)	(70)	(18)

As to equity awards to employees of Frontline, see note 9b(iv)D.

b.	Discontinued operations:

(i)	Orbotech Medical Solutions Ltd.

On October 31, 2010, the Company and its subsidiary Orbotech Medical Solutions Ltd. ("OMS") entered into an agreement with General Electric Company ("GE") and a subsidiary of GE pursuant to which the subsidiary of GE acquired the assets of OMS for approximately $9.0 million in cash at closing, and up to an additional $5.0 million in cash, subject to the achievement, which is not dependent on Orbotech, of certain agreed performance-based milestones for a period of five years. At December 31, 2011, the time designated for measurement of the first milestone had not yet arrived. The transaction closed on February 10, 2011. Upon closing, the parties released each other from all mutual claims against one another relating to their business relations. No value was attributed to the disposition of the claims by GE against the Company. Upon closing, the Company recognized an after-tax income of approximately $6.4 million. OMS revenues were $0.8 million in the period from January 1, 2011 to February 10, 2011; and $6.1 million and $3.8 million in 2010 and 2009, respectively. OMS losses net of taxes were $1.0 million in the period from January 1, 2011 to February 10, 2011; and $4.0 million and $3.2 million in 2010 and 2009, respectively. Assets and liabilities of OMS at December 31, 2010 were $6.7 million and $0.9 million, respectively.

(ii)	Orbotech Medical Denmark A/S.

As of December 31, 2010, the Company had committed to a plan to sell Orbotech Medical Denmark A/S ("OMD") by the end of 2011, which was consummated on May 31, 2011, when the management of OMD acquired OMD from the Company for no consideration. OMD revenues were $3.1 million, $5.6 million and $14.5 million in the period from January 1, 2011 to May 31, 2011; and in the years 2010 and 2009, respectively. OMD losses, net of taxes, were $4.0 million, $4.7 million and $0.7 million in the period from January 1, 2011 to May 31, 2011; and in the years 2010 and 2009, respectively. OMD losses in 2010 included impairment of the remaining goodwill, of $0.7 million, and of the remaining other intangible assets of $0.8 million. Assets and liabilities of OMD at December 31, 2010 were $5.6 million and $1.3 million, respectively. The foreign currency translation adjustment in comprehensive income (loss) includes adjustments related to OMD, even though it is presented as 'discontinued operations'.

(iii)	Summarized financial information for the combined discontinued operations is set forth below:

December 31
2010
$ in thousands
Assets:
Cash and cash equivalent	1,356
Account receivable-trade	4,224
Inventories	4,541
Property plant and equipment, net	1,439
Other assets	791

Assets of discontinued operations	12,351

Liabilities-
Accounts payables	1,326
Others	846

2,172

	January 1 through the respective closing dates	Year ended December 31
	2011	2010	2009
	$ in thousands
Operations:
Total revenues	3,924	11,692	18,270

Income (loss) before income tax benefit	1,838	(9,460)	(3,953)
Income tax benefit (expenses)	(475)	743	39

Income (loss) from discontinued operations, net of tax	1,363	(8,717)	(3,914)

Income (loss) per share (basic) from discontinued operations	$0.03	$(0.25)	$(0.11)

Income (loss) per share (diluted) from discontinued operations	$0.03	$(0.25)	$(0.11)

c.	Business combinations:

(i)	Business acquired in 2008

The Company completed its acquisition of Photon Dynamics, Inc. ("PDI"), a leading provider of test and repair systems for the FPD industry (the "PDI Acquisition"), on October 2, 2008 (the "PDI Closing Date"). In connection with the consummation of the PDI Acquisition, on the PDI Closing Date, PDI sold its holding in Salvador Imaging, Inc. to a group of private investors for approximately $3.5 million. The sale agreement included a one time earn-out provision, which resulted in an additional $3.3 million being received by PDI in 2009. This amount was charged to earnings, rather than being recorded as an adjustment of goodwill allocated to the respective acquisition, since the goodwill amount had been fully written off in the fourth quarter of 2008.

(ii)	Business acquired in 2011

On September 26, 2011, Orbograph acquired the assets of CorrectClaimsNow LLC and V MOM LLC, then privately held companies providing services in the field of healthcare revenue cycle management, for a non-material cash amount. This acquisition was accounted for under the purchase price method and, accordingly, the results of operations of the acquired assets have been included in the Software Recognition segment from the date of acquisition.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

NOTE 3—INVENTORIES

	December 31
	2011	2010
	$ in thousands
Components:
For manufacturing of systems, net*	43,084	43,500
For servicing of systems	31,869	30,282

	74,953	73,782
Work in process	9,189	14,514
Finished products	20,967	24,516

	105,109	112,812

*	The changes in the inventory write-down provision are as follows:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Balance at beginning of year	1,386	3,160	5,696
Additional provision made during the year	6,743
Provision utilized upon disposal of inventories	(1,170)	(1,774)	(2,536)

Balance at end of year	6,959	1,386	3,160

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant And Equipment [Abstract]
Property, Plant And Equipment

NOTE 4—PROPERTY, PLANT AND EQUIPMENT:

a.	Composition of assets

Composition of assets, grouped by major classifications, is as follows:

	December 31
	2011	2010
	$ in thousands
Cost:
Machinery and equipment	24,512	24,259
Leasehold improvements	37,977	37,078
Land and buildings	9,602	9,262
Office furniture, equipment	10,074	9,963
Computer equipment	39,278	33,386
Vehicles	487	460

	121,930	114,408
Less—accumulated depreciation and amortization	95,266	89,566

	26,664	24,842

b.	Depreciation and amortization

Depreciation and amortization expenses totaled $7,654,000, $9,489,000 and $10,129,000 in the years ended December 31, 2011, 2010 and 2009, respectively.

Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets

NOTE 5—GOODWILL AND OTHER INTANGIBLE ASSETS:

a.	Goodwill:

(i)	Composition

The net goodwill balances as of December 31, 2011 and 2010 were $12.4 million and $12.0 million, respectively. Virtually all of the net balance relates to the Company's PCB operations.

(ii)	Annual Goodwill Impairment Test

As mentioned in note 1k above, the Company has designated September 30 of each year as the date on which it performs its annual goodwill impairment test.

b.	Other intangible assets

The amortized balance of other intangible assets related to continuing operations is composed as follows:

	December 31
	2011	2010
	$ in thousands
Cost:
Intellectual property	65,095	65,095
Customers relation	31,063	31,063

	96,158	96,158

Less—accumulated amortization:
	41,667	29,763

	54,491	66,395

Amortization of other intangible assets totaled $12,304,000, $14,176,000 and $19,848,000 in the years ended December 31, 2011, 2010 and 2009, respectively.

Estimated amortization expense for the years stated below is as follows:

$ in thousands
Year ending December 31:
2012	11,768
2013	11,408
2014	11,408
2015	9,283
2016	2,888
2017-2019	7,736

54,491

Long Term Bank Loan	12 Months Ended
Dec. 31, 2011
Long-Term Bank Loan [Abstract]
Long-Term Bank Loan

NOTE 6—LONG-TERM BANK LOAN

On July 22, 2008, in connection with the completion of the PDI Acquisition, the Company and Israel Discount Bank Ltd. ("IDB") entered into a Financing Agreement (the "Financing Agreement"), pursuant to which the Company borrowed $160.0 million. The Financing Agreement was amended by the Financing Agreement—First Amendment, entered into by the same parties and signed on February 22, 2009 (the "Financing Agreement First Amendment"); and both the Financing Agreement and the Financing Agreement First Amendment were subsequently replaced and superseded by the Amended Financing Agreement, entered into and signed on December 21, 2009 by the same parties, as amended on May 27, 2010 and February 15, 2011 (the "Amended Financing Agreement"). References in these financial statements to the "Loan Agreements" are intended to be to the Financing Agreement, as amended by the Financing Agreement First Amendment, both as replaced and superseded by the Amended Financing Agreement.

In 2011, the Company repaid $32.0 million principal amount under the Loan Agreements and a net remaining principal amount of $96.0 million was outstanding at December 31, 2011, repayable over the period ending December 21, 2014. As of December 31, 2011, the interest rate on $36.0 million of this debt is fixed at a rate of 4.88% and the interest rate on the remaining $60.0 million is variable. The interest rate on that portion of the loan which bears variable interest under the Loan Agreements is based on IDB's cost (which is determined with reference to the London Interbank Offered Rate) plus 2%. The actual interest rate on the outstanding variable rate debt at December 31, 2011 was 3.59%; and at December 31, 2010 was 3.32%.

The Loan Agreements contain provisions pursuant to which the Company has agreed to comply with various affirmative and negative covenants, including certain financial covenants, reporting requirements and covenants that restrict the creation of charges and pledges (other than certain specific charges as listed therein) on its assets in favor of others, the sale of certain assets and certain acquisition and merger activities without IDB's consent. These covenants generally apply until the loan is repaid in full. The financial covenants require that the Company's shareholders' equity (defined by reference to the Company's consolidated financial statements as including loans made by the shareholders to the Company that are subordinate to the bank financing after deducting loans made by the Company to the shareholders and shareholder withdrawals of any type whatsoever) for each quarter commencing from the consolidated balance sheet as of March 31, 2011 shall be no less than the greater of $300.0 million or 30% of the total assets as reflected on the Company's consolidated balance sheet.

The financial covenants also require that the Company's annual consolidated EBITDA (as defined below) commencing from the year ended December 31, 2011 and onwards shall be no less than $40.0 million. This covenant is to be tested annually by reference to the consolidated financial statements as of the end of each calendar year.

The financial covenants also require that the ratio between the Company's Financial Debt (as defined below) and EBITDA beginning as of December 31, 2011 shall not exceed five.

For these purposes, 'EBITDA' is defined as the cumulative amount of the Company's operating income (loss) from current operations as determined pursuant to its consolidated financial statements with respect to the four consecutive calendar quarters ending on the date of the Company's latest financial statements, before financial income (expenses) (i.e., interest, linkage differentials, exchange rate differentials and fees) and taxes and after adding depreciation and amortization costs of fixed assets and intangible assets, write-downs and impairment charges of investments, tangible assets, goodwill, intellectual property and other intangible assets, inventory write-offs, compensation costs for equity awards, in-process research and development charges (not including current research and development expenses), charges due to changes in accounting principles, restructuring charges and losses (gains) from discontinued operations.

For these purposes 'Financial Debt' is defined as the Company's liabilities, as provided in its consolidated financial statements, to banks, financial institutions, affiliates, financial leasing and/or through the issue of debt securities.

In addition, the Company is required at all times to keep and maintain a cash reserve (or cash equivalent) that is free and clear of any liens, charges or pledges (other than in favor of IDB) in an aggregate amount exceeding the total amount of the principal and interest due on its Financial Debt within the immediately following one year period, as determined in accordance with the Company's consolidated balance sheet.

As part of the Loan Agreements, the Company created a floating charge on all of its assets and a fixed charge on the shares of PDI held by Orbotech, Inc. as security for repayment of amounts due to IDB under the Loan Agreements. These charges will remain in place as security for the repayment of amounts under the Loan Agreements.

As of December 31, 2011, the Company was in compliance in all respects with the covenants in the Loan Agreements.

Liability For Employee Rights Upon Retirement	12 Months Ended
Dec. 31, 2011
Liability For Employee Rights Upon Retirement [Abstract]
Liability For Employee Rights Upon Retirement

NOTE 7—LIABILITY FOR EMPLOYEE RIGHTS UPON RETIREMENT

Israeli law generally requires the payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The severance pay liability of the Company and its Israeli subsidiaries to their Israeli employees, based upon the number of years of service and the latest monthly salary, is partly covered by regular deposits with recognized pension funds, deposits with severance pay funds and purchases of insurance policies. Under labor agreements, these deposits and insurance policies are in the employees' names and, subject to certain limitations, are the property of the employees.

The severance pay liability covered by the pension funds is not reflected in the financial statements as the severance pay risks have been irrevocably transferred to the pension funds.

The liability for employee rights upon retirement covers the severance pay liability of the Company and its Israeli and Japanese subsidiaries in accordance with labor agreements in force and based on salary components which, in the opinion of management, create entitlement to severance pay. The Company records the obligation as if it were payable at each balance sheet date on an undiscounted basis.

The Company and its Israeli subsidiaries may only make withdrawals from the severance pay funds for the purpose of paying severance pay. Most of the Company's non-Israeli subsidiaries provide defined contribution plans for the benefit of their employees. Under these plans, contributions are based on specific percentages of pay.

Severance pay expenses were $2,403,000, $2,170,000 and $3,612,000 in the years ended December 31, 2011, 2010 and 2009, respectively. Defined contribution plan expenses were $4,083,000, $5,239,000 and $3,702,000 in the years ended December 31, 2011, 2010 and 2009, respectively. The Company expects contribution plan expenses in 2012 to be approximately $4,000,000.

Upon reaching normal retirement age, the Company's employees are entitled to amounts based on the number of service years that will have accumulated upon their retirement dates and their last salary rates. The Company accrues for such payments regularly and does not expect to record additional expenses when paying such amounts to employees who reach normal retirement age.

Commitments, Contingent Liabilities And Restriction Placed In Respect Of Liabilities	12 Months Ended
Dec. 31, 2011
Commitments, Contingent Liabilities And Restriction Placed In Respect Of Liabilities [Abstract]
Commitments, Contingent Liabilities And Restriction Placed In Respect Of Liabilities

NOTE 8—COMMITMENTS, CONTINGENT LIABILITIES AND RESTRICTION PLACED IN RESPECT OF LIABILITIES:

a.	Lease commitments

Most of the premises occupied by the Company and its subsidiaries are rented under various operating lease agreements. At December 31, 2011, the lease agreements for these premises expired on various dates between 2012 and 2020.

Minimum lease commitments of the Company and its subsidiaries under the above leases, at rates in effect on December 31, 2011, were as follows:

$ in thousands
Year ending December 31:
2012	9,843
2013	6,754
2014	5,462
2015	5,016
2016	2,747
2017 - 2020	15

29,837

The rental payments for the premises in Israel, which constitute approximately half of the above amounts, are payable in Israeli currency linked to the Israeli consumer price index (the "Israeli CPI").

Rental expenses totaled $10,087,000, $9,871,000 and $10,161,000 in the years ended December 31, 2011, 2010 and 2009, respectively.

b.	Contingent liabilities:

(i)	Intellectual Property

The Company has in the past received and may receive in the future notifications from customers with respect to possible indemnification or other action by the Company in connection with intellectual property claims resulting from use of the Company's products. The Company typically undertakes, subject to various contractual conditions and other limitations, to defend intellectual property claims against customers arising from the purchase and use of its products. The Company's obligations under these agreements generally provide that the Company may, at its option, either obtain the right to continue using the products or modify them and, in some cases, take back the products with a refund to the customer. To date, no demands have been made by customers seeking indemnification against the Company with respect to intellectual property claims.

(ii)	Litigation:

In July 2005, a complaint was filed against the Company in the district court of Tel Aviv by a competitor and its principal shareholder claiming approximately NIS 18.5 million (the "Complaint"). In May 2004, the Company had filed a patent infringement suit against this competitor in the district court of Nazareth, in connection with which that court had issued a temporary injunction, also in May 2004, against this competitor. At the end of May 2011, the parties entered into a settlement agreement pursuant to which the Complaint was dismissed with prejudice and without cost to the Company (other than its own legal costs) and certain complaints filed by the Company against the competitor were also dismissed with prejudice and without cost to the competitor (other than its own legal costs).

From time to time, the Company is involved in other claims and legal and administrative proceedings that arise in the ordinary course of business. Based on currently available information, the Company does not believe that the ultimate outcome of any such unresolved matters, individually or in the aggregate, is likely to have a material adverse effect on the Company's financial position or results of operations. However, litigation and administrative proceedings are subject to inherent uncertainties and the Company's view of these matters, including settlement thereof, may change in the future. An unfavorable outcome or settlement may have a material adverse impact on the Company's financial position and results of operations for the period in which it occurs, and potentially in future periods.

c.	Restriction placed in respect of liabilities

As part of the Loan Agreements, the Company created a floating charge, for the benefit of the lender under the Loan Agreements, on all of its assets and a fixed charge was created on the shares of PDI held by Orbotech, Inc. as security for repayment of amounts under the Loan Agreements, see note 6.

The Company performs certain forward transactions and other activities with Bank Hapoalim Ltd. ("Hapoalim"). In connection with these activities, the Company is exposed to certain risks of loss. Hapoalim has granted the Company an approved credit risk limit of up to an aggregate amount of $22.0 million. To secure this credit risk, on October 21, 2010, Orbotech created a debenture under which an additional floating charge on all of the Company's assets, was created in favor of Hapoalim ranking equally to that granted to IDB. In addition, Orbotech has agreed to comply with various operating covenants, including certain reporting requirements, covenants that restrict the creation of charges and pledges on its assets in favor of third parties, the sale of certain assets and certain acquisition and merger activities, without Hapoalim's consent. In addition, the above-mentioned debenture also contains customary provisions allowing for acceleration of repayment of all amounts owed for positions taken by the Company in connection with the performance of certain forward transactions and other activities.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

NOTE 9—SHAREHOLDERS' EQUITY:

a.	Issued and outstanding shares; trading market

At December 31, 2011, a total of 43,312,049 Ordinary Shares were issued and outstanding. This does not include a total of 1,993,293 Ordinary Shares held by the Company at that date as treasury shares under Israeli law, virtually all of which were repurchased by the Company. For so long as such treasury shares are owned by the Company they have no rights and, accordingly, are neither eligible to participate in or receive any future dividends which may be paid to shareholders of the Company nor are they entitled to participate in, be voted at or be counted as part of the quorum for, any meetings of shareholders of the Company.

On May 31, 2011, the Company completed a public offering of 7,705,000 Ordinary Shares (the "Offering") at a public offering price of $12.50 per Ordinary Share. The gross proceeds from the Offering before the underwriting discount and other Offering expenses were approximately $96.3 million.

The Ordinary Shares are traded in the United States on the Nasdaq Global Select Market under the symbol ORBK.

b.	Equity remuneration plans:

(i)	Description of plans

The Company, through its board of directors (the "Board") and, subject to Israeli company law, the remuneration committee of the Board (the "Remuneration Committee"), currently administers the Equity Remuneration Plan for Key Employees of Orbotech Ltd. and its Affiliates and Subsidiaries (as Amended and Restated, 2005) (the "2000 Plan") and the 2010 Equity-Based Incentive Plan (the "2010 Plan"), both of which were adopted with Orbotech shareholder approval; as well as a number of equity remuneration plans which were adopted or assumed by PDI prior to the PDI Closing Date and assumed by the Company on the PDI Closing Date in connection with the PDI Acquisition. These plans are discussed in further detail below.

(A)	The 2000 Plan

The 2000 Plan is intended to provide incentives to employees, officers, directors and/or consultants of the Company, other companies, partnerships or entities in Israel in which the Company holds, directly or indirectly, at least a 50% equity interest and/or the Company's subsidiary entities and their respective subsidiary entities outside Israel, by providing them with the opportunity to purchase or receive shares of the Company.

Equity awards under the 2000 Plan are issuable in the form of restricted shares (which are Ordinary Shares awarded subject to certain transfer restrictions, forfeiture conditions and/or other terms and conditions) or as options to purchase Ordinary Shares, either within or outside the context of Section 102 of the Israeli Income Tax Ordinance (New Version), 1961 (the "Tax Ordinance"), in the form of incentive stock options that qualify for favorable tax treatment under United States tax law or 'nonqualified' stock options, or otherwise. The 2000 Plan will expire on June 4, 2015, except as to equity awards outstanding on that date.

At December 31, 2011, under the 2000 Plan, options to purchase a total of 3,773,844 Ordinary Shares (of which 2,101,000 had vested) remained outstanding, a total of 310,795 restricted shares that had been granted (of which 254,164 had vested) remained beneficially held by the grantees, and 374,175 Ordinary Shares remained available for future equity awards.

(B)	The 2010 Plan

On July 15, 2010, the Board adopted, and the Company's shareholders subsequently approved, the 2010 Plan. The 2010 Plan is intended to assist the Company in attracting, retaining, motivating and rewarding employees, officers, directors and/or consultants of the Company and/or companies, partnerships or other entities and their respective subsidiary companies, partnerships or entities inside or outside of Israel in which the Company holds, directly or indirectly, at least a 50% equity interest, by providing them with equity-based incentives.

1,000,000 Ordinary Shares were reserved for issuance pursuant to awards granted under the 2010 Plan. The 2010 Plan: (i) provides only for the awarding of restricted shares and restricted share units ("RSU"s) (which are awards representing an unfunded and unsecured promise to deliver Ordinary Shares, cash, other securities or other property in accordance with certain terms and conditions), either within or outside the context of Section 102 of the Tax Ordinance, and does not provide for the awarding of options to purchase Ordinary Shares; (ii) introduces performance-based equity awards to the Company's equity program and provides that an aggregate of 250,000 or more of the Ordinary Shares subject to awards made under the 2010 Plan are to be subject to performance-based criteria to be established by the Board (but which shall be linked to the Company's profitability); (iii) provides that if any award granted under the 2010 Plan expires, terminates or is forfeited or cancelled, settled in cash, or otherwise terminates for any reason without a delivery to the participant of the full number of Ordinary Shares to which the award related, the Ordinary Shares under such award which were not so delivered shall again be available for the purposes of the 2010 Plan; but that Ordinary Shares not delivered pursuant to performance-based restricted shares or RSUs which expire, terminate or are forfeited or lapse solely because the performance goals with respect thereto were not attained will not again be available for purposes of the 2010 Plan; and (iv) provides that if the employment or services of a grantee of restricted shares or RSUs with or to the Company is or are terminated prior to the full vesting of, and lapsing of forfeiture provisions on, such award for any reason, the restricted shares or RSUs held by such participant that have not theretofore vested and on which the forfeiture provisions have not theretofore lapsed shall immediately be forfeited upon the earlier of such termination or notice of termination irrespective of the effective date of such termination (unless the applicable agreement provides otherwise). The Company's general policy is to settle RSUs granted under the 2010 Plan through the issuance of Ordinary Shares rather than in cash, other securities, other awards under the 2010 Plan or other property. The 2010 Plan will terminate on July 14, 2020 (except as to awards outstanding on that date).

At December 31, 2011, under the 2010 Plan: (i) 222,198 non-performance-based RSUs and 126,102 performance-based RSUs were outstanding; (ii) no Restricted Shares had been awarded; and (iii) 651,700 Ordinary Shares remained available for future equity awards.

(C)	PDI equity remuneration plans

On the PDI Closing Date, the Company assumed all of the equity remuneration plans which had previously been adopted or assumed by PDI and under which equity awards were outstanding immediately prior to the PDI Closing Date (collectively, the "PDI Equity Remuneration Plans").

At December 31, 2011, under the PDI Equity Remuneration Plans collectively, options to purchase a total of 229,188 Ordinary Shares (of which 225,786 had vested), and 120,366 RSUs, remained outstanding.

(ii)	General

The exercise price of options awarded under the 2000 Plan may not be less than 100% of the fair market value of the Ordinary Shares on the date of grant.

Generally, awards under the Company's equity remuneration plans (other than: (i) awards to directors; and (ii) awards under the PDI Equity Remuneration Plans) vest as to 50% after two years from the effective date of grant, 75% after three years and 100% after four years. Options generally expire seven years from the date of grant. Upon resignation by a grantee, options to the extent unexercised, and restricted share awards to the extent that the applicable restrictions have not lapsed and unvested RSUs, held by the grantee generally expire or are forfeited on the earlier of the date of notice of resignation and the date of termination of employment or services.

In any other case in which a grantee ceases to be an employee of, or consultant to, the Company (e.g., dismissal or departure by mutual agreement): (i) the vesting of all such equity awards ceases immediately upon notice; and (ii) unless the notice provides, or the Company and grantee agree, otherwise, the grantee may exercise awards, to the extent vested at the time of notice, until the termination of his or her employment or services. Ordinary Shares subject to equity awards granted under the 2000 Plan become available for future equity awards under the 2000 Plan upon the expiration, termination, forfeiture or cancellation of such equity awards. Ordinary Shares subject to equity awards granted under the 2010 Plan become available for purposes of future equity awards under the 2010 Plan upon the expiration, termination, forfeiture or lapse of such equity awards unless such expiration, termination, forfeiture or lapse occurred solely because the performance goals with respect thereto were not attained, in which case the Ordinary Shares subject to such equity awards do not again become available for purposes of the 2010 Plan. Ordinary Shares issued upon the exercise of options or in settlement of RSUs, and restricted shares (other than certain limitations on their transferability), have the same rights as other Ordinary Shares, immediately upon allotment.

Stock options under the PDI Equity Remuneration Plans generally vest over a 48-60 month period, in monthly installments after an initial 'cliff' vesting event six months from the grant date and expire either seven or ten years from the grant date. RSUs under the PDI Equity Remuneration Plans generally vest in equal annual installments over two, three or four year periods from the grant date. Equity awards (including both options and RSUs) under the PDI Equity Remuneration Plans usually expire upon termination of the grantee's continuous service; however, in most cases optionees will, for a period of three months from the date of termination of continuous service, be entitled to exercise options to the extent that they had vested on the date of termination of continuous service.

Certain equity awards held by certain officers of the Company are subject to immediate vesting in the event of death or a change in control of the Company.

(iii)	Taxation

As a result of an election made by the Company under Section 102 of the Tax Ordinance, the Company will not, in the case of equity awards made on or after January 1, 2003, be allowed to claim as an expense for tax purposes in Israel the amounts credited to the employee as capital gains to the grantees, although it will generally be entitled to do so in respect of the salary income component (if any) of such awards when the related tax is paid by the employee.

(iv)	Equity awards data:

(A)	Overview

At December 31, 2011, under all of the Company's equity remuneration plans (including the PDI Equity Remuneration Plans), equity awards (comprised of stock options, restricted shares and RSUs) with respect to a total of 4,782,493 Ordinary Shares were outstanding (of which 2,580,950 had vested) and 1,025,875 Ordinary Shares remained available for future equity awards.

The compensation cost charged against income for the Company's equity remuneration plans during 2011, 2010 and 2009 was $3.6 million, $4.7 million and $6.4 million, respectively, without any reduction in income taxes.

(B)	Valuation assumptions

The fair value of each option granted is estimated using the Black-Scholes option-pricing model. Expected volatilities are based on historical volatility of the Company's shares. The Company uses historical data to estimate option exercise and employee termination within the valuation model. The expected term of options granted represents the period of time that options granted are expected to be outstanding based on historical behavior of grantees. The risk-free rate for periods within the contractual life of the option is based on the United States Treasury yield curve in effect at the time of grant. Dividend yield has been assumed to be zero.

The fair value of each restricted share or RSU awarded is determined based on the market price of the Ordinary Shares on the date of grant.

(C)	Employee equity awards:

1.	Options

	Year ended December 31, 2011
	Number	Weighted average exercise price ($)	Weighted average remaining contractual term (years)	Aggregate intrinsic value ($ in thousands)
Outstanding at beginning of year	4,456,771	11.12
Changes during year:
Granted (1)	272,619	11.04
Re-designated (2)	(14,275)	17.01
Exercised	(364,732)	5.69
Forfeited or expired	(437,124)	12.71

Outstanding at end of year	3,913,259	11.43	3.95	5,453

Exercisable at end of year	2,273,774	12.67	3.14	3,567

(1)	Including options to purchase a total of 33,919 Ordinary Shares awarded to directors of the Company, at an exercise price of $12.48 per share.
(2)	Represents awards re-designated pursuant to changes in status of grantees from 'employee' to 'non-employee' of the Company (or vice versa) during the reporting period.

The aggregate intrinsic value represents the total pretax capital gain that would have been received by the holders of all 'in-the-money' options had they exercised all such options and sold the underlying shares at the closing price of the Ordinary Shares on December 31, 2011 (which was $9.98).

The weighted average grant date fair value of employee options granted during the years ended December 31, 2011, 2010 and 2009 was $3.83, $3.83 and $2.61, respectively. The total intrinsic value of employee options exercised during the years ended December 31, 2011, 2010 and 2009 was $2.5 million, $1.0 million and $0.4 million, respectively.

2.	Restricted shares

	Year ended December 31, 2011
	Number	Weighted average grant date fair value ($)
Non-vested at beginning of year	125,176	11.80
Changes during year:
Awarded (*)	13,569	12.48
Vested	(77,614)	12.13
Forfeited	(5,000)	11.10

Non-vested at end of year	56,131	11.59

(*) All	of which were awarded to directors of the Company.

The weighted average grant date fair value of employee restricted shares awarded during the years ended December 31, 2010 and 2009 was $10.28 and $9.70, respectively.

The total fair value of employee restricted shares vested during the years ended December 31, 2011, 2010 and 2009 was $0.9 million, $1.0 million and $0.8 million, respectively.

3.	RSUs

	Year ended December 31, 2011
	Number	Weighted average grant date fair value ($)
Outstanding at beginning of year	377,246	8.65
Changes during year:
Awarded	245,150	10.43
Released	(138,457)	7.75
Forfeited	(20,273)	9.94

Outstanding at end of year	463,666	9.80

The weighted average grant date fair value of employee RSUs awarded during the year ended December 31, 2010 was $10.75. No employee RSUs were awarded during the year ended December 31, 2009.

The total intrinsic value of employee RSUs released during the year ended December 31, 2011, 2010 and 2009 was $1.9 million, $1.5 million and $2.0 million, respectively.

4.	Black-Scholes data

In calculating the fair value of options granted to employees under share-based remuneration arrangements during 2011, 2010 and 2009, the Company used the following assumptions: dividend yield of 0% and expected life of 4.5 years in each year; expected volatility of: 2011—43.2%, 2010—41% and 2009—37%; and risk-free interest rate of: 2011—1.5%, 2010—1.5% and 2009—1.5%.

5.	Unrecognized compensation expense

At December 31, 2011, there was $2.6 million of total unrecognized compensation cost related to non-vested employee options, $3.0 million of total unrecognized compensation cost related to non-vested employee RSUs and $0.2 million of total unrecognized compensation cost related to non-vested employee restricted shares, granted under the Company's equity remuneration plans. That cost is generally expected to be recognized over a period of four years.

(D)	Non-employee equity awards:

1.	Options

	Year ended December 31, 2011
	Number	Weighted average exercise price ($)	Weighted average remaining contractual term (years)	Aggregate intrinsic value ($ in thousands)
Outstanding at beginning of year	75,014	14.47
Changes during year:
Granted	8,000	10.73
Re-designated (1)	14,275	17.01
Exercised		N/A
Forfeited or expired	(7,516)	13.32

Outstanding at end of year	89,773	14.63	3.52	76

Exercisable at end of year	53,012	17.50	2.27	56

(1)	Represents awards re-designated pursuant to changes in status of grantees from 'employee' to 'non-employee' of the Company (or vice versa) during the reporting period.

The weighted average grant date fair value of non-employee options granted during the years ended December 31, 2011, 2010 and 2009 was $4.06, $5.13 and $3.57, respectively. The total intrinsic value of non-employee options exercised during the years ended December 31, 2011, 2010 and 2009 was zero, $6,400 and $1,400, respectively.

2.	Restricted shares

	Year ended December 31, 2011
	Number	Weighted average grant date fair value ($)
Non-vested at beginning of year	1,250	13.80
Changes during year:
Awarded		N/A
Vested	(750)	15.11

Non-vested at end of year	500	11.84

No restricted shares were awarded to non-employees during the years ended December 31, 2011, 2010 and 2009.

The total fair value of non-employee restricted shares vested during the years ended December 31, 2011, 2010 and 2009 was $9,000, $17,000 and $19,000, respectively.

3.	RSUs

	Year ended December 31, 2011
	Number	Weighted average grant date fair value ($)
Outstanding at beginning of year	2,000	10.75
Changes during year:
Awarded	3,000	10.21
Released		N/A
Forfeited		N/A

Outstanding at end of year	5,000	10.43

The weighted average grant date fair value of non-employee RSUs awarded during the year ended December 31, 2010 was $10.75. No non-employee RSUs were awarded during the year ended December 31, 2009.

No non-employee RSUs were released during the years ended December 31, 2011 and 2010.

4.	Black-Scholes data

In calculating the fair value of options granted to non -employees under share-based remuneration arrangements during 2011, 2010 and 2009, the Company used the following assumptions: dividend yield of 0% and expected life of 7 years in each year; expected volatility of: 2011- 37.6%, 2010—41% and 2009—39%; and risk-free interest rate of: 2011—1.5%, 2010—1.5% and 2009—1.5%.

5.	Unrecognized compensation expense

At December 31, 2011, there was 0.1 million of total unrecognized compensation cost related to non-vested non-employee options and non-employee restricted shares.

c.	Dividends

The distribution of cash dividends out of all the retained earnings of the Company (approximately $274 million as of December 31, 2011) would subject the Company to a 15%-25% tax on the amount distributed, thereby effectively reducing the dividend distribution by the amount of the tax.

In the event that cash dividends are declared by the Company, such dividends could be declared and paid in Israeli currency.

Taxes On Income	12 Months Ended
Dec. 31, 2011
Taxes On Income [Abstract]
Taxes On Income

NOTE 10—TAXES ON INCOME:

a.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959

Most of the production facilities of the Company and its Israeli subsidiaries have been granted 'approved enterprise' status under the Law for the Encouragement of Capital Investments, 1959 (the "Approved Enterprise Law"). The main benefit arising from such status is the reduction in tax rates on income derived from 'approved enterprises'.

In April 2005, substantive amendments to the Approved Enterprise Law came into effect, which revised the criteria for investments qualified to receive tax benefits. These amendments do not generally apply to investment programs approved prior to January 1, 2005. Under the law as amended, eligible investment programs of the type in which the Company participated prior to the amendment were eligible to qualify for substantially similar benefits as a 'Benefiting Enterprise' subject to meeting certain criteria (replacing the previous terminology of 'Approved Enterprise', which required pre-approval from the Investment Center of the Ministry of Industry, Trade and Labor of the State of Israel). As a result of these amendments, tax-exempt income generated under the provisions of the amended law will, if distributed upon liquidation or if paid to a shareholder for the purchase of his or her shares, be deemed distributed as a dividend and will subject the Company to taxes.

Since the Company is a 'foreign investors' company' as defined by the Approved Enterprise Law, it is entitled to a ten-year period of benefits (instead of a seven-year period).

Income derived from approved and benefited enterprises is tax exempt for a period of two years out of the ten-year period of benefits. Based on the percentage of foreign shareholding in the Company, income derived during the remaining eight years of benefits is taxable at the rate of 10%-25%. The period of benefits relating to the approved and benefited enterprises expires in phases through 2019.

The tax benefits in respect of part of the production facilities of the Company have expired.

In the event of distribution of cash dividends from income which was tax exempt as above, the Company would have to pay the 10%-25% tax in respect of the amount distributed. The amount distributed for this purpose includes the amount of the tax that applies as a result of the distribution (see e. below and note 9c).

The Company and its Israeli subsidiaries are entitled to claim accelerated depreciation in respect of equipment used by the approved enterprises during five tax years.

The entitlement to the above benefits is conditional upon the Company and its Israeli subsidiaries fulfilling the conditions stipulated by the Approved Enterprise Law and regulations published thereunder, and in the certificate of approval for the specific investments in approved enterprises. In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, with the addition of linkage differences to the Israeli CPI and interest, or other monetary penalty.

Additional amendments to the Approved Enterprise Law became effective in January 2011 (the "2011 Amendment"). Under the 2011 Amendment, income derived by 'Preferred Companies' from 'Preferred Enterprises' (both as defined in the 2011 Amendment) would be subject to a uniform rate of corporate tax as opposed to the incentives prior to the 2011 Amendment that were limited to income from Approved or Benefiting Enterprises during their benefits period. According to the 2011 Amendment, the uniform tax rate on such income, referred to as 'Preferred Income', would be 10% in areas in Israel that are designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively, thereafter. As with dividends distributed from taxable income derived from an Approved Enterprise or Benefiting Enterprise during the applicable benefits period, dividends distributed from Preferred Income would be subject to a 15% tax (or lower, if so provided under an applicable tax treaty), which would generally be withheld by the distributing company, provided however that dividends distributed from 'Preferred Income' from one Israeli corporation to another, would not be subject to tax. While the Company may incur additional tax liability in the event of distribution of dividends from tax exempt income generated from its Approved and Benefiting Enterprises, no additional tax liability will be incurred by the Company in the event of distribution of dividends from income taxed in accordance with the 2011 Amendment.

b.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969

The Company and its Israeli subsidiaries are 'industrial companies' as defined by this law and as such are entitled to certain tax benefits, consisting mainly of accelerated depreciation and amortization of patents and certain other intangible property.

c.	Other applicable tax rates:

(i)	Income from other sources in Israel

Income not eligible for benefits under the Approved Enterprise Law mentioned in a. above is taxed at the corporate tax rate of 26% in 2009, 25% in 2010 and 24% in 2011. On December 6, 2011, the "Tax Burden Distribution Law" Legislation Amendments (2011) was published in the official gazette, under which the previously approved gradual decrease in corporate tax was cancelled. The corporate tax rate increased to 25% as from 2012.

(ii)	Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to the tax laws in their countries of residence, mainly 20%-25% in China, 16.5% in Hong Kong, 42% in Japan and 34% in the U.S. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be liable to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. The Company's management has determined not to distribute any amounts of its undistributed income as a dividend if such distribution would result in a tax liability. The Company intends to reinvest the amount of such tax income; accordingly, no deferred income taxes have been provided for.

d.	Carryforward tax losses

Carryforward tax losses totaled approximately $164 million at December 31, 2011, of which $61.0 million have no expiration date. As of December 31, 2011, a U.S. subsidiary had a federal net operating tax loss carryforward of approximately $103.0 million, which is included in the above $164.0 million amount of the carryforward tax losses. The federal operating losses carryforward can be offset against taxable income for 15-20 years and expires from 2017-2026. The Company believes that, as a result of having undergone an "ownership change" within the meaning of Section 382 of the Internal Revenue Code, its ability to use its net operating loss carryforwards and other tax attributes to offset future U.S. taxable income, and thereby reduce its tax liability, is limited.

As of December 31, 2011 and 2010, valuation allowance in the amount of approximately $24.0 million and $20.0 million, respectively, has been recorded in respect of deferred tax assets relating to these losses.

Carryforward capital losses for tax purposes totaled approximately $16.0 million at December 31, 2011. Such losses have no expiration date.

e.	Deferred income taxes

Provided in respect of the following:

	December 31
	2011	2010
	$ in thousands
Provision for vacation pay	680	720
Accrued severance pay	3,216	3,035
Carryforward tax losses	53,116	58,105
Research and development costs	4,197	3,996
Taxes on undistributed income of Israeli subsidiary	(3,517)	(4,376)
Intangible assets	(21,500)	(26,032)
Other	3,696	2,700

	39,888	38,148
Less—valuation allowance*	26,068	21,744

	13,820	16,404

*	The changes in the valuation allowance are comprised as follows:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Balance at beginning of year	21,744	24,379	28,774
Additions (reductions) during the year	4,324	(2,635)	(4,395)

Balance at end of year	26,068	21,744	24,379

Deferred taxes are included in the balance sheets as follows:

	December 31
	2011	2010
	$ in thousands
Assets:
Current deferred income taxes	6,580	5,913
Non-current deferred income taxes	8,999	12,679

	15,579	18,592

Liability-
Non-current deferred income taxes	1,759	2,188

	13,820	16,404

Realization of this deferred tax balance is conditional upon earning, in the coming years, taxable income in an appropriate amount. The amount of the deferred tax asset, however, could be reduced in the near term if estimates of future taxable income are reduced.

The deferred taxes are computed for the Company and its Israeli subsidiaries at tax rates ranging from 10% to 15%. For non-Israeli subsidiaries, the deferred taxes are computed at applicable tax rates, ranging from 16.5% to 42%.

As stated in a. above, part of the Company's income is tax-exempt due to the approved enterprise status granted to most of the Company's production facilities. The Company has decided to permanently reinvest the amount of the tax-exempt income and not to distribute such income as cash dividends. Accordingly, no deferred income taxes have been provided in respect of such tax-exempt income.

The amount of tax that would have been payable had such exempt income earned through December 31, 2011 been distributed as dividends is approximately $29.0 million.

f.	Taxes on income included in the income statements

As follows:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Current:
Israeli	(275)	(1,226)	(2,510)
Non-Israeli	5,369	12,489	2,669

	5,094	11,263	159

Deferred:
Israeli	3,110	(1,469)	(1,516)
Non-Israeli	(527)	(2,397)	985

	2,583	(3,866)	(531)

Total income taxes expense (benefit)	7,677	7,397	(372)

Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the statutory corporate tax rate applicable to Israeli corporations, and the actual tax expense:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Income (loss) from continuing operations before taxes on income*	53,510	50,403	(16,214)

Theoretical tax expense (benefit) on the above amount	12,842	12,600	(4,216)
Less—tax benefits arising from approved enterprises	(4,731)	(529)	2,777

	8,111	12,071	(1,439)
Increase (decrease) in taxes resulting from:
Different tax rates applicable to non-Israeli
subsidiaries	(4,064)	(2,192)	1,077
Permanent differences, including difference between the basis of measurement of income reported for tax purposes and the basis of measurement of income for financial reporting purposes - net	3,969	5,970	4,302
Deferred taxes on losses for which valuation allowance was provided	(4,532)	(5,232)
Other	(131)	(585)	83
Net change in valuation allowance	4,324	(2,635)	(4,395)

Actual tax expense (benefit)	7,677	7,397	(372)

* As follows:
Taxable in Israel	19,332	(9,582)	(53,021)
Taxable outside Israel	34,178	59,985	36,807

	53,510	50,403	(16,214)

g.	Tax assessments

The Company files income tax returns in multiple jurisdictions having varying statutes of limitations. For the various tax years from 2004 through 2007, the Company and most of its subsidiaries have either received final tax assessments or the applicable statute of limitations rules have become effective. Open tax years in the following major jurisdictions are: Israel—2008 and onwards; Hong Kong—2006 and onwards; United States and Japan—2008 and onwards.

h.	Uncertain tax positions

Following is a roll-forward of the total amounts of the Company's unrecognized tax benefits at the beginning and the end of the years ending on December 31, 2011, 2010 and 2009 (not including interest or penalties):

	Year ended December 31
	2011	2010	2009
	$ in thousands
Balance at beginning of year	17,243	13,239	12,892
Increases in unrecognized tax benefits as a result of tax positions taken during the year	4,269	7,893	1,355
Decrease in unrecognized tax benefits as a result of tax positions taken during a prior year, net	(1,582)	(317)	(623)
Decreases in unrecognized tax benefits as a result of statute of limitations expirations and tax audits	(1,629)	(3,572)	(385)

Balance at end of year	18,301 *	17,243 *	13,239

*	Of which $2,930,000 at December 31, 2011 and $5,240,000 at December 31, 2010 are classified as short term liabilities.

As of December 31, 2011, the entire amount of the unrecognized tax benefits could affect the Company's income tax provision and the effective tax rate.

In the years ended December 31, 2011, 2010 and 2009, the Company recorded net interest and penalties expenses (income) for uncertain tax positions in the amounts of $0.6 million, $(0.1) million and $(0.2) million respectively, including taxes on income in the statements of operations. As of December 31, 2011 and 2010, the amounts of interest and penalties accrued on the balance sheet related to unrecognized tax benefits were approximately $1.6 million and $1.0 million, respectively, which is included within income tax accrual on the balance sheets.

Financial Instruments And Risk Management	12 Months Ended
Dec. 31, 2011
Financial Instruments And Risk Management [Abstract]
Financial Instruments And Risk Management

NOTE 11—FINANCIAL INSTRUMENTS AND RISK MANAGEMENT:

a.	General

The Company operates internationally, which gives rise to exposure to market risks, mainly from changes in foreign exchange rates. The Company enters into forward exchange contracts to hedge its balance sheet exposure as well as certain future cash flows in connection with payroll and related expenses and anticipated probable transactions which are expected to be denominated in non-Dollar currencies.

The Company is exposed to losses in the event of non-performance by counterparties to financial instruments; however, as the counterparties are major Israeli, European and United States banks, the Company does not expect any counterparties to fail to meet their obligations. The Company does not require or place collateral with respect to these financial instruments. The Company does not hold or issue derivatives for trading purposes.

b.	Derivative instruments

As stated in note 1s, the Company enters into various types of foreign exchange derivatives in managing its foreign exchange risks. The notional amounts of these derivatives as of December 31, 2011 were as follows:

$ in millions
Forward exchange contracts for conversion of:
Euros into Dollars	2.6

Japanese Yen into Dollars	39.4

Dollars into NIS	32.6

Korean Won into Dollars	12.0

Taiwan Dollars into Dollars	7.8

Chinese RMB into Dollars	8.7

The terms of all of these currency derivatives are less than one year.

The following table summarizes activity in accumulated other comprehensive income related to derivatives classified as cash flow hedges held by the Company during the reported years:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Balance at beginning of year	581	2,657	(5,799)
Unrealized gains (losses) from derivatives	(267)	4,399	4,701
Reclassifications into earnings from other comprehensive income (loss)	(805)	(6,444)	3,735
Tax effect	(109)	(31)	20

Balance at end of year	(600)	581	2,657

c.	Fair value of financial instruments

The fair value of financial instruments included in working capital and in non-current liabilities is usually close or identical to their carrying amounts. The fair value of non-current trade receivables and long-term liabilities also approximates the carrying amounts, since they bear interest at rates close to prevailing market rates.

The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis at December 31, 2011 and 2010, consistent with the fair value hierarchy provisions of the applicable accounting rules:

	Fair value measurements at reporting date using
	Level 1	Level 2	Level 3	Total
	$ in thousands
December 31, 2011:
Assets:
Derivative assets designated as hedging instruments		11		11

Derivative assets not designated as hedging instruments		14		14

Liabilities -
Derivative liabilities designated as hedging instruments		575		575

Derivative liabilities not designated as hedging instruments		315		315

December 31, 2010:
Assets:
Marketable securities	187			187

Auction-rate securities			2,362	2,362

Derivative assets designated as hedging instruments		631		631

Derivative assets not designated as hedging instruments		37		37

Liabilities -
Derivative liabilities designated as hedging instruments		60		60

Derivative liabilities not designated as hedging instrument		743		743

1.	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

2.	Level 2—Valuations based on quoted prices in markets that are not active but for which all significant inputs are observable, either directly or indirectly. Derivates, as described in b. above, are of value primarily based on observable inputs including interest rate curves and both forward and spot prices for currencies.

3.	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The Company's auction-rate securities, which have experienced a lack of liquidity and therefore do not have an active market of observable prices, are measured separately at fair value, which is determined using a valuation model. The valuation model relies on Level 3 inputs including, among others things: (i) the underlying structure of each security; (ii) the present value of future principal and interest payments discounted at rates considered to reflect the uncertainty of current market conditions; (iii) consideration of the probabilities of default, auction failure or repurchase at par for each period; (iv) assessments of counterparty credit quality; (v) estimates of recovery rates in the event of default for each security; and (vi) overall capital market liquidity. These estimated fair values are subject to uncertainties that are difficult to predict; therefore, such auction-rate securities have been classified as Level 3 fair value hierarchy.

The following table summarizes the activity for those financial assets (auction rate securities) where fair value measurements are classified as Level 3:

	2011	2010
	$ in thousands
Balance at January 1	2,362	9,780
Amount realized	(1,967)	(6,742)
Net change in fair value:
Recorded as financial expenses	(395)	(1,250)
Recorded as other comprehensive income	—	574

Balance at December 31	—	2,362

Supplementary Balance Sheet Information	12 Months Ended
Dec. 31, 2011
Supplementary Balance Sheet Information [Abstract]
Supplementary Balance Sheet Information

NOTE 12—SUPPLEMENTARY BALANCE SHEET INFORMATION:

a.	Cash and cash equivalents

Substantially all of the Company's cash and cash equivalents bear interest. The annual interest rates as of December 31, 2011 ranged up to 1.33%.

b.	Marketable securities:

Available-for-sale securities:

	Amortized cost	Aggregate fair value
	$ in thousands
December 31, 2010:
Debt securities	187	187
Auction-rate securities	2,362	2,362

	2,549	2,549

During 2011 and 2010, the Company sold $1.9 and $7.2 million of auction-rate securities, following which it recorded $0.4 million and $0.9 million, respectively in losses charged to financial expenses.

c.	Accounts receivable:

(i)	Trade accounts receivable are presented net of an allowance for doubtful accounts, the balance and the changes in the allowance are comprised as follows:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Balance at beginning of year	7,545	9,195	7,596
Increase (decrease) during the year	(1,265)	(721)	2,218
Bad debt written off	(1,950)	(929)	(619)

Balance at end of year	4,330	7,545	9,195

Year ended December 31
2011	2010
$ in thousands
(ii)	Other:

Employees	1,648	1,716
Prepaid expenses	10,822	10,563
Deposits in respect of rent and other	4,270	4,302
Israeli Government departments and agencies (mainly value added tax refundable)	3,893	2,205
Advance payments to suppliers	1,536	6,897
Derivative assets	26	668
Sundry	3,968	3,568

	26,163	29,919

d.	Accounts payable and accruals—other

	December 31
	2011	2010
	$ in thousands
Employees and employee institutions	23,401	22,237
Government departments and agencies	8,865	10,214
Derivative liabilities	890	804
Accrued expenses	21,901	21,155
Sundry	2,533	880

	57,590	55,290

e.	Deferred income

	December 31
	2011	2010
	$ in thousands
Deferred revenue relating to warranty commitments(*)	24,110	24,421
Deferred revenue	1,800

	25,91 0	24,421

*	The changes in deferred revenues relating to warranty commitments:

	Year ended December 31
	2011	2010
	$ in thousands
Balance at beginning of year	24,421	17,005
Revenue recognized during the year	(31,584)	(21,612)
Deferred revenue relating to new sales	31,273	29,028

Balance at end of year	24,110	24,421

f.	Accumulated other comprehensive income (loss)

	December 31
	2011	2010	2009
	$ in thousands
Accumulated gain (loss) in respect of derivative instruments designated for cash flows hedge, net of tax	(600)	581	2,657
Accumulated currency translation adjustment	(860)	873	1,734
Accumulated realized and unrealized loss on available-for-sale securities, net	—	—	(574)

	(1,460)	1,454	3,817

Selected Statement Of Operations Data	12 Months Ended
Dec. 31, 2011
Selected Statement Of Operations Data [Abstract]
Selected Statement Of Operations Data

NOTE 13—SELECTED STATEMENT OF OPERATIONS DATA:

a.	Segment and geographical information:

(i)	Reportable segments:

(A)	General

The Company's two reportable segments are as follows:

1.	Production Solutions for the Electronics Industry—this comprises the design, development, manufacture, marketing and service of yield-enhancing and production solutions for the supply chain of the electronics industry. The Company's products include AOI, AOR, imaging and production systems used in the manufacture of PCBs and other electronic components and AOI, test and repair systems used in the manufacture of FPDs. The Company also markets CAM and engineering solutions for PCB production. The Company aggregates two operating segments into this reportable segment based on the similarity of their long-term economic characteristics, products and services, production processes, classes of customers, methods of distribution and inter dependence.

2.	Recognition Software—this comprises the development and marketing of character recognition solutions to banks, financial and other payment processing institutions by Orbograph.

In addition to its two reportable segments, certain research, development and marketing initiatives concerning various products not related to the Company's two reportable segments are classified under "Other".

(B)	Information on revenues and assets of the reportable segments:

1.	Measurement of revenues and assets of the reportable segments:

The measurement of revenues and assets of the reportable segments is based on the same accounting principles applied in these financial statements.

Segment income or loss reflects the income or loss from continuing operations of the segment and does not include financial expenses—net, taxes on income and loss from discontinued operations since those items are not allocated to the segments.

2.	Financial data relating to reportable segments:

	Production solutions for the electronics industry	Recognition software	Other	Total
	$ in thousands
Year ended December 31, 2011:
Revenues from unaffiliated customers:
Sales of products	417,109	6,859		423,968
Services rendered	135,527	5,818		141,345

Total revenues	552,636	12,677		565,313

Operating income (loss)	62,624	2,725	(5,288)	60,061

Assets (at end of year)	707,360	20,608	3,936	731,904

Expenditures for segment assets	7,291	915	1,658	9,864

Depreciation and amortization	19,645	154	159	19,958

Year ended December 31, 2010:
Revenues from unaffiliated customers:
Sales of products	401,822	7,710		409,532
Services rendered	113,761	6,062		119,823

Total revenues	515,583	13,772		529,355

Operating income (loss)	60,594	3,198	(6,105)	57,687

Assets (at end of year)	583,366	12,795	1,208	597,369

Expenditures for segment assets	6,329	91	332	6,752

Depreciation and amortization	23,331	152	182	23,665

Year ended December 31, 2009:
Revenues from unaffiliated customers:
Sales of products	244,057	7,774		251,831
Services rendered	101,195	6,304		107,499

Total revenues	345,252	14,078		359,330

Operating income (loss)	(5,179)	3,571	(3,516)	(5,124)

Assets (at end of year)	564,547	9,569	621	574,737

Expenditures for segment assets	3,572	71	27	3,670

Depreciation and amortization	29,472	128	377	29, 977

3.	Following is a reconciliation of the assets of the reportable segments to the data included in the consolidated financial statements:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Total assets of reportable segments at end of year	731,904	597,369	574,737
Assets not allocated to segments	15,579	30,972	31,025

Consolidated assets at end of year	747,483	628,341	605,762

(ii)	Geographical information:

Revenues—classified by geographical area (based on the location of customers):
Sales of products:
China	193,415	101,719	46,480
Korea	69,252	141,674	52,591
Taiwan	50,829	83,045	68,632
Japan	42,995	40,846	58,181
North America (*)	33,013	22,610	13,912
Europe	13,924	16,086	9,794
Other (**)	20,540	3,552	2,241

Total sales of products	423,968	409,532	251,831

Services rendered:
China	39,014	28,978	24,555
Korea	23,602	20,171	18,301
Taiwan	24,212	21,263	18,514
Japan	20,811	19,494	15,627
North America (*)	18,427	17,275	17,719
Europe	11,301	9,899	9,966
Other (**)	3,978	2,743	2,817

Total services rendered	141,345	119,823	107,499

	565,313	529,355	359,330

(*)	mainly the United States.
(**)	mainly in the Pacific region.

(iii)	Property plant and equipment net of accumulated depreciation and amortization by geographical location:

	December 31
	2011	2010	2009
	$ in thousands
Israel	10,975	10,299	12,300
United States	5,451	5,571	5,837
Europe	6,713	5,466	5,855
Other	3,525	3,506	3,216

Total	26,664	24,842	27,208

b.	Major customers

Revenues for the years ended December 31, 2011, 2010 and 2009 included revenues recognized from major customers as below:

	Year ended December 31
	2011	2010	2009
	% of revenues
Customer A	*	17	15
Customer B	*	11	*
Customer C	*	*	15
Customer D	*	*	13

*	Less than 10% of the Company's revenues

All such revenues related to the Production Solutions for the Electronics Industry segment.

c.	Cost of revenues:

	Year ended December 31
	2011*	2010	2009
	$ in thousands
1) Cost of products sold:
Materials and subcontractors	194,819	188,471	122,475
Labor costs	22,523	16,675	13,405
Overhead and other expenses	16,670	19,494	10,573

	234,012	224,640	146,453

2) Cost of services rendered:
Materials consumed	36,728	37,691	33,050
Labor costs	33,557	30,633	26,590
Overhead and other expenses	25,145	19,937	14,109

	95,430	88,261	73,749

*	Excludes write-down of inventories in the amount of $6,743,000

d.	Selling, general and administrative expenses

	Year ended December 31
	2011	2010	2009
	$ in thousands
Comprised as follows:
Selling	43,943	38,970	39,625
General and administrative	28,640	27,294	23,973

	72,583	66,264	63,598

f.	Financial expenses—net:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Income:
Interest:
In respect of bank deposits and marketable securities	1,834	1,005	1,230
Other	83	40	712
Non-Dollar transaction gains—net		8

	1,917	1,053	1,942

Expenses:
Interest:
Bank loan	4,674	5,935	4,334
Costs relating to factoring of letters of credit and promissory notes	417	525	978
Net loss from sale of marketable securities	395	909	299
Impairment of available-for-sale securities		343	2,681
Non-Dollar transaction losses—net	2,072		4,434
Bank charges and other	910	625	306

	8,468	8,337	13,032

	(6,551)	(7,284)	(11,090)

g.	Earnings (loss) per share

Following are data relating to the weighted average number of shares for the purpose of computing earnings (loss) per share:

	Year ended December 31
	2011	2010	2009
	In thousands
Weighted average number of shares issued and outstanding (net of treasury shares)—used in computation of basic earnings (loss) per share	39,909	34,911	34,501
Add—incremental shares from assumed exercise of options	907	867

Weighted average number of shares used in computation of diluted earnings (loss) per share	40,816	35,778	34,501